UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2016

COUSINS PROPERTIES INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-11312	58-0869052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Peachtree Street NE, Suite 500 Atlanta, Georgia		30303
(Address of Principal Executive Offices)		(Zip code)

(404) 407-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 6, 2016, Cousins Properties Incorporated (“Cousins”) and certain of its subsidiaries (collectively, the “Company”) entered into a First Amendment (the “Amendment”) to the Third Amended and Restated Credit Agreement, dated as of May 28, 2014 (the “Credit Agreement”), by and among the Company, the lenders party thereto, and Bank of America, N.A., as administrative agent. The Amendment modifies certain provisions of the Credit Agreement to, among other things, permit the transactions contemplated by the previously announced agreement and plan of merger, dated as of April 28, 2016, by and among Cousins, Clinic Sub Inc., Parkway Properties, Inc. (“Parkway”), and Parkway Properties LP, pursuant to which Cousins and Parkway will combine through a stock-for-stock merger, followed by a spin-off of the Houston-based assets of both Cousins and Parkway into a new publicly traded real estate investment trust.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

Cousins intends to distribute copies of an investor presentation (the “Investor Presentation”) to analysts, institutional investors, and other persons in connection with presentations to be made, or meetings to be held, by Cousins at the National Association of Real Estate Investment Trust’s REITWeek Investor Forum in New York, New York, June 7 – 9, 2016. A copy of this Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Additionally, Cousins has posted a copy of the Investor Presentation on its Investor Relations page at www.cousinsproperties.com.

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins Properties Incorporated (“Cousins”) and Parkway Properties, Inc. (“Parkway”) operate and beliefs of and assumptions made by Cousins management and Parkway management, involve uncertainties that could significantly affect the financial or operating results of Cousins, Parkway, the combined company or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Cousins and Parkway, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; risks associated with the ability to consummate the proposed spin-off of a company holding the Houston assets of Cousins and Parkway, Parkway, Inc. (“New Parkway”), and the timing of the closing of the proposed spin-off; risks associated with the ability to list the common stock of New Parkway on the New York Stock Exchange following the proposed spin-off; risks associated with the ability to consummate certain asset sales contemplated by Parkway and the timing of the closing of such proposed asset sales; risks associated with the ability to consummate the proposed reorganization of certain assets and liabilities of Cousins and Parkway, including the contemplated structuring of Cousins and New Parkway as “UPREITs” following the consummation of the proposed transactions; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of such indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions; the potential liability for a failure to meet regulatory requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Cousins, Parkway or New Parkway; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with tenants, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against Cousins, Parkway or any company spun-off by the combined company; significant costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial market, insurance rates and interest rates; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Cousins and Parkway. Cousins and Parkway do not intend, and undertake no obligation, to update any forward-looking statement.

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed transactions, Cousins filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of Cousins and Parkway that also constitutes a prospectus of Cousins. Investors and security holders are urged to read the preliminary joint proxy statement/prospectus and other relevant documents filed with the SEC, when they become available (including the definitive joint proxy statement/prospectus), because they will contain important information about the proposed transactions. Investors and security holders may obtain free copies of these documents, when they become available, and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Cousins by contacting Cousins Investor Relations at (404) 407-1898. Investors and security holders may obtain free copies of the documents filed with the SEC by Parkway by contacting Parkway Investor Relations at (407) 650-0593.

Cousins and Parkway and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about Cousins’ directors and executive officers is available in Cousins’ proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 22, 2016. Information about directors and executive officers of Parkway is available in the proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 28, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the merger when they become available (including the definitive joint proxy statement/prospectus). Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Cousins or Parkway using the sources indicated above. This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	First Amendment to Third Amended and Restated Credit Agreement, dated as of June 6, 2016, among Cousins Properties Incorporated, the co-borrowers from time to time party thereto, the lenders party thereto, and Bank of America, N.A., as administrative agent.

99.1	Investor Presentation of Cousins Properties Incorporated, dated June, 2016.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUSINS PROPERTIES INCORPORATED

Date: June 7, 2016	By:	/s/ Pamela F. Roper
	Name:	Pamela F. Roper
	Title:	Senior Vice President and General Counsel

Exhibit No.	Description

10.1	First Amendment to Third Amended and Restated Credit Agreement, dated as of June 6, 2016, among Cousins Properties Incorporated, the co-borrowers from time to time party thereto, the lenders party thereto, and Bank of America, N.A., as administrative agent.

99.1	Investor Presentation of Cousins Properties Incorporated, dated June, 2016.